                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

  The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and ROBERT S. KIRBY, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1993, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated: February 4, 1994



                                           Tomohiro Kamio
                                           --------------
                                           Tomohiro Kamio

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

  The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and ROBERT S. KIRBY, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1993, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  February 2, 1994



                                           Tetsuya Fukabori
                                           ----------------
                                           Tetsuya Fukabori

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

  The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and ROBERT S. KIRBY, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1993, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated: February 4, 1994



                                           Hidetsune Iseki
                                           ---------------
                                           Hidetsune Iseki

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

  The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and ROBERT S. KIRBY, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1993, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  February 1, 1994



                                           Hirokazu Ishikawa
                                           -----------------
                                           Hirokazu Ishikawa

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

  The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and ROBERT S. KIRBY, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1993, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated: February 4, 1994



                                           Tatsuo Iwasaki
                                           --------------
                                           Tatsuo Iwasaki

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

  The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and ROBERT S. KIRBY, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1993, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated: February 4, 1994



                                           Minoru Itosaka
                                           --------------
                                           Minoru Itosaka

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

  The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and ROBERT S. KIRBY, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1993, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated: February 7, 1994



                                           Mark Kessel
                                           -----------
                                           Mark Kessel

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

  The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and ROBERT S. KIRBY, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1993, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  February 2, 1994



                                           Osamu Kita
                                           ----------
                                           Osamu Kita

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

  The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and ROBERT S. KIRBY, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1993, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated: February 4, 1994



                                           Michael J. Litwin
                                           -----------------
                                           Michael J. Litwin

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

  The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and ROBERT S. KIRBY, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1993, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated: February 4, 1994



                                           Dennis P. Lockhart
                                           ------------------
                                           Dennis P. Lockhart

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

  The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and ROBERT S. KIRBY, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1993, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  February 2, 1994



                                           Atsushi Takano
                                           --------------
                                           Atsushi Takano

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

  The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and ROBERT S. KIRBY, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1993, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  February 2, 1994



                                           Mitchell F. Vernick
                                           -------------------
                                           Mitchell F. Vernick

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

  The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and ROBERT S. KIRBY, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1993, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated: February 4, 1994



                                           Masashi Yamamoto
                                           ----------------
                                           Masashi Yamamoto